SMA Relationship Trust	Prospectus Supplement

SMA Relationship Trust
Prospectus Supplement

July 10, 2012

Dear Investor,

The purpose of this supplement is to update the Prospectus of the Series T series of shares (the “Fund”) of SMA Relationship Trust dated April 30, 2012, as follows:

Effective July 10, 2012, Scott E. Dolan, John Dugenske, Craig G. Ellinger, Brian Fehrenbach and Justin C. Tabellione replaced Michael Dow as portfolio manager for the Fund.

Therefore, the reference to Mr. Dow under the heading “Portfolio manager” on page 29 of the Prospectus for the Fund is deleted in its entirety and replaced by the following:

•           Scott E. Dolan portfolio manager of the Fund since July 10, 2012
•           John Dugenske portfolio manager of the Fund since July 10, 2012
•           Craig G. Ellinger portfolio manager of the Fund since July 10, 2012
•           Brian Fehrenbach portfolio manager of the Fund since July 10, 2012
•           Justin C. Tabellione portfolio manager of the Fund since July 10, 2012

In addition, the section under the heading “Management” and the sub-heading “Portfolio management – Series T” on page 59 of the Prospectus is deleted in its entirety and replaced by the following:

Series T
Scott E. Dolan, John Dugenske, Craig G. Ellinger, Brian Fehrenbach and Justin C. Tabellione are the members of the investment management team and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.  Messrs. Dolan, Dugenske, Ellinger, Fehrenbach and Tabellione have access to a globally integrated team of credit analysts and other members of the Fixed Income investment management team who may contribute to research, security selection and portfolio construction. Messrs. Dolan, Dugenske, Ellinger, Fehrenbach and Tabellione are responsible for the overall portfolio and for reviewing the overall composition of the portfolio to ensure its compliance with the Fund’s stated investment objectives and strategies. Information about the portfolio management team is provided below.

Scott E. Dolan is the Co-Head of Multi-Sector Strategies and a Managing Director at UBS Global AM (Americas). Prior to joining UBS Global Asset Management in 2008, Mr. Dolan was a managing director and head of securitized assets for Citigroup Alternative Investments. Prior to joining Citigroup, Mr. Dolan was a managing director and head of mortgages and structured assets for Bear Stearns Asset Management and a senior mortgage trader at the Clinton Group. Mr. Dolan also worked at Deutsche Asset Management as a managing director and co-head of the Rates Group responsible for strategy, security selection and trading for MBS, ABS, agencies and treasuries. Mr. Dolan started his career at Scudder, Stevens and Clark, where he managed total return fixed income mutual funds and institutional portfolios.  Mr. Dolan has been a portfolio manager of the Fund since July 2012.

John Dugenske is the Head of North American Fixed Income and a Managing Director at UBS Global AM (Americas). Prior to joining UBS Global Asset Management in 2009, Mr. Dugenske spent over four years at the former asset management business of Lehman Brothers, which encompassed Lehman Brothers Asset Management and Neuberger Berman, where he most recently held the position of Head of European and Middle East Fixed Income, based in London.  Mr. Dugenske has been a portfolio manager of the Fund since July 2012.

Craig G. Ellinger is Managing Director and Head of Global High Yield and US Investment Grade Credit at UBS Global Asset Management. Mr. Ellinger has been an investment professional with UBS Global Asset Management since 2000 and a portfolio manager of the Fund since July 2012.

Brian Fehrenbach is the Co-Head of Multi-Sector Strategies and a Managing Director at UBS Global AM (Americas). Prior to joining UBS Global Asset Management in 2006, Mr. Fehrenbach was a managing director in a global strategic trading unit at Bank of America in Chicago, where he primarily managed a US rate derivatives portfolio. Additionally, Mr. Fehrenbach was the global head of rate derivative and currency trading at Fleet Boston prior to the merger with Bank of America in 2004.  Mr. Fehrenbach has been a portfolio manager of the Fund since July 2012.

Justin C. Tabellione is a US Fixed Income Portfolio Manager and an Executive Director at UBS Global AM (Americas). Prior to joining UBS Global Asset Management in 1998, Mr. Tabellione was an analyst at William M. Mercer Investment Consulting and a fixed-income trader for H&R Block Financial.  Mr. Tabellione has been a portfolio manager of the Fund since July 2012.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-568

SMA Relationship Trust	SAI Supplement

SMA Relationship Trust
Supplement to the Statement of Additional Information

July 10, 2012

Dear Investor,

The purpose of this supplement is to update the Statement of Additional Information (“SAI”) of the Series T series of shares (the “Fund”) of SMA Relationship Trust dated April 30, 2012, as follows:

1.           Effective July 10, 2012, Scott E. Dolan, John Dugenske, Craig G. Ellinger, Brian Fehrenbach and Justin C. Tabellione replaced Michael Dow as portfolio manager for the Fund.  Therefore, the reference to Mr. Dow on page 61 of the SAI under the heading “Investment advisory, administration, principal underwriting and other service arrangements” and the sub-heading “Portfolio managers” is deleted in its entirety and replaced by the following:

Portfolio manager (Funds managed)	Registered investment companies		Other pooled investment vehicles		Other accounts
	Number	Assets managed (in millions)	Number	Assets managed (in millions)	Number	Assets managed (in millions)
Scott E. Dolan# (Series T)	1	$77	2*	$6,114	4	$0**
John Dugenske# (Series T)	0	$0	0	$0	0	$0
Craig G. Ellinger# (Series T)	5	$604	8*	$2,316	4	$0**
Brian Fehrenbach# (Series T)	1	$77	3*	$200	8	$4
Justin C. Tabellione# (Series T)	0	$0	0	$0	0	$0

# Messrs. Dolan, Dugenske, Ellinger, Fehrenbach and Tabellione became portfolio managers of the Fund on July 10, 2012.  Information for Messrs. Dolan, Dugenske, Ellinger, Fehrenbach and Tabellione is as of December 31, 2011.
* All accounts were calculated at an exchange rate as of December 30, 2011 of 1.0647.
** Accounts have assets less than $1 million.

2.           The reference to Mr. Dow on page 63 of the SAI under the heading “Investment advisory, administration, principal underwriting and other service arrangements” and the sub-heading “Portfolio managers” is deleted in its entirety and replaced by the following:

Portfolio Manager/Fund*	Range of shares owned
Scott E. Dolan# (Series T)	None
John Dugenske# (Series T)	None
Craig G. Ellinger# (Series T)	None
Brian Fehrenbach# (Series T)	None
Justin C. Tabellione# (Series T)	None

#     Information for Messrs. Dolan, Dugenske, Ellinger, Fehrenbach and Tabellione is as of December 31, 2011.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-569